UNITED STATES SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C.  20549
 FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  August 18, 2004

Commission file number  0-14678

ROSS STORES, INC.
 (Exact name of registrant as specified in its charter)

Delaware	94-1390387
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

4440 Rosewood Drive, Pleasanton, California	94588-3050
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (925) 965-4400

Former name, former address and former fiscal year, if changed since last report

Item 7.  Exhibits.

Exhibit No.	Description

99.1	August 18, 2004 Press Release by Ross Stores, Inc.*

*Pursuant to Item 12 of Form 8-K, Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 12.  Results of Operations and Financial Condition

On August 18, 2004, the Company issued a press release regarding the Company’s sales and earnings results for its second fiscal quarter ended July 31, 2004.  The full text of the Company’s press release is attached hereto as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned thereunto duly authorized.

ROSS STORES, INC.
Registrant

Date: August 18, 2004	/s/ J. CALL

John G. Call
Senior Vice President, Chief Financial Officer, Principal Accounting Officer and Corporate Secretary